SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 5, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                               SE Financial Corp.
                ------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                  0-50684                 57-1199010
----------------------------         ----------              -------------
(State or other jurisdiction         (File No.)              (IRS Employer
 of incorporation)                                        Identification Number)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania           19148
--------------------------------------------------------           -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (215) 468-1700
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               SE FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         Reference is made to the Press Release dated May 5, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------



     Exhibit
     Number                    Description
     ------                    -----------
       99                 Press Release dated May 5, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     SE FINANCIAL CORP.



Date: May 5, 2004                     By:  /s/Frank S. DePaolo
                                           -------------------------------------
                                           Frank S. DePaolo
                                           President and Chief Executive Officer